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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our audit report dated March 13, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-99384.




Houston, Texas                                       ARTHUR ANDERSEN LLP
March 13, 1997